UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 8, 2026
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Address of Principal Executive Offices)
(866) 846-4660
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange
7.950% Senior Notes due 2053	FGN	New York Stock Exchange
7.300% Junior Subordinated Notes due 2065	FGSN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition
The information contained in Item 7.01 of this Current Report on Form 8-K under the heading “Preliminary estimates for investment income from alternative investments” is hereby incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure
F&G Annuities & Life, Inc. (the “Company” or “F&G”) is furnishing this Current Report on Form 8-K to disclose certain preliminary financial information related to investment income from alternative investments prior to the availability of the Company’s quarterly earnings release and quarterly financial supplement for the quarter ended June 30, 2026, scheduled for release on August 5, 2026. The Company is also providing preliminary information related to the estimated impact of the new National Association of Insurance Commissioners (“NAIC”) Collateralized Loan Obligation ("CLO") Risk Based Capital (“RBC”) factor requirements.

Preliminary estimates for investment income from alternative investments

Based on preliminary results received to date, the Company estimates that its investment income from alternative investments for the three months ended June 30, 2026 will be approximately $56 million to $66 million (pre-tax). The midpoint of this range represents an annualized return of approximately 6%. As a result, investment income from alternative investments is estimated to be pre-tax and post-tax respectively at $65 million and $51 million below management’s current long-term expected return of approximately 12%.

Investment income from alternative investments includes mark-to-market movement that is reflected in adjusted net earnings, from certain limited partnerships and other equity interests, including limited liability corporations classified as investments in unconsolidated affiliates and certain company owned life insurance ("COLI") classified as other long-term investments which are generally reported on a one-quarter lag. We expect to provide further updates on the upcoming second quarter earnings call on August 6, 2026.

Preliminary estimate for impact of new NAIC CLO RBC factor requirements

The Company estimates that applying the new NAIC CLO RBC factors, that take effect on December 31, 2026, to Fidelity & Guaranty Life Insurance Company’s (“FGL Insurance”) June 30, 2026 CLO portfolio (including both broadly syndicated loans and middle market loans) could reduce FGL Insurance’s December 31, 2026 pro forma estimated U.S. RBC ratio by approximately 10 percentage points. The final impact will be dependent on the ultimate credit ratings and tranches held at that time.

The preliminary financial information presented above is the responsibility of management and has been prepared in good faith based on information available to management as of the date hereof. However, we have not completed our financial closing procedures for the three months ended June 30, 2026, or RBC calculations for the year ended December 31, 2026, and our actual results could be materially different from this preliminary financial information. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided. This preliminary financial information is estimated and unaudited and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP. In addition, this preliminary financial information is not necessarily indicative of the results to be achieved in any future period.

This Current Report on Form 8-K includes statements, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “preliminary”, “will”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: general economic conditions and other factors, including prevailing interest and unemployment rate levels and stock and credit market performance; natural disasters, public health crises, international tensions and conflicts, geopolitical events, terrorist acts, labor strikes, political crisis, accidents and other events; concentration in certain states for distribution of our products; the impact of interest rate fluctuations; equity market volatility or disruption; the impact of credit risk of our counterparties; changes in our assumptions and estimates regarding amortization of our deferred acquisition costs, deferred sales inducements and value of business acquired balances; regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) underwriting of insurance products and regulation of the sale, underwriting and pricing of products and minimum capitalization and statutory reserve requirements for insurance companies, or the ability of our insurance subsidiaries to make cash distributions to us; and other factors discussed in "Risk Factors" and other sections of F&G's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: July 8, 2026	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel and Corporate Secretary